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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 24, 2007

                          THE GREAT ATLANTIC & PACIFIC
                                TEA COMPANY, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

             MARYLAND                       1-4141                13-1890974
 (STATE OR OTHER JURISDICTION OF       (COMMISSION FILE       (I.R.S. EMPLOYER
  INCORPORATION OR ORGANIZATION)           NUMBER)           IDENTIFICATION NO.)

    TWO PARAGON DRIVE, MONTVALE, NJ                                      07645
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                              (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (201) 573-9700

                                 NOT APPLICABLE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT.)

CHECK THE APPROPRIATE BOX BELOW IF THE FORM 8-K FILING IS INTENDED TO SIMULTANEOUSLY SATISFY THE FILING OBLIGATION OF THE REGISTRANT UNDER ANY OF THE FOLLOWING PROVISIONS (SEE GENERAL INSTRUCTION A.2. BELOW):

[ ] WRITTEN COMMUNICATIONS PURSUANT TO RULE 425 UNDER THE SECURITIES ACT (17 CFR 230.425)

[ ] SOLICITING MATERIAL PURSUANT TO RULE 14A-12 UNDER THE EXCHANGE ACT (17 CFR 240.14A-12)

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 14D-2(B) UNDER THE EXCHANGE ACT (17 CFR 240.14D-2(B))

[ ] PRE-COMMENCEMENT COMMUNICATIONS PURSUANT TO RULE 13E-4(C) UNDER THE EXCHANGE ACT (17 CFR 240.13E-4(C))

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ITEM 8.01 OTHER EVENTS

As we have previously noted in our Current Report on Form 8-K dated August 24, 2007, our Annual Report on Form 10-K for the fiscal year ended February 24, 2007 (the "Form 10-K") has been revised to reflect, the reclassification of revenues and expenses of our supermarkets in the Greater New Orleans area as discontinued operations in accordance with Statement of Financial Accounting Standards No. 144, Accounting for the Impairment or Disposal of Long-lived Assets ("SFAS 144"). In addition, we revised our reportable segments to reflect our operations by geographic region. Our revised segments, as reported in the August 24, 2007 Form 8-K, were the Northeast, Midwest, and our investment in Metro, Inc.

On April 24, 2007, we announced that, based upon unsatisfactory operating trends and the need to devote resources to our expanding Northeast core business, we were in negotiations for the potential sale of our non-core stores within our Midwest operations, including inventory related to these stores. During the quarterly period ended September 8, 2007, sale transactions for a majority of these stores were completed, with final negotiations pending on one location. Further, we ceased sales operations in all stores as of July 7, 2007. As such, the criteria for reporting the Midwest segment as discontinued operations was met during the quarterly period ended September 8, 2007.

We are filing this Current Report on Form 8-K to reclassify financial information and disclosures for our supermarkets in the Midwest as discontinued operations in accordance with SFAS 144. Accordingly, our segments reflected in continuing operations are now comprised of the Northeast and our investment in Metro, Inc. Financial information and disclosures previously set forth in Current Report on Form 8-K dated August 24, 2007 have been reclassified in order to be consistent with the current presentation. Under current Securities and Exchange Commission ("SEC") Guidance, the same classification as discontinued operations for the quarterly period ended September 8, 2007 required by SFAS 144 is also required for previously issued financial statements included in the Form 10-K if those financial statements are incorporated by reference in filings with the SEC under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the operations being classified as discontinued operations.

     This report includes the following with respect to the periods presented in the Form 10-K:

     -    Revised Selected Financial Data (Part II. Item 6);

     - Revised Management's Discussion and Analysis of Financial Condition and Results of Operations (Part II. Item 7); and

     -    Revised Financial Statements and Supplementary Data (Part II. Item 8).

     The reclassification of A&P's stores in the Greater New Orleans area and the Midwest as discontinued operations and the revision of our reportable segments had no effect on the net income previously reported by A&P in the audited financial statements contained in the Form 10-K.

     This Form 8-K does not reflect events occurring after the filing of the Form 10-K, and does not modify or update the disclosures therein, except as required to reflect the changes for discontinued operations and segment disclosures as described above. The information filed with this Form 8-K should be read together with the Form 10-K (except for Items 6, 7 and 8 which are contained in this report) and A&P's subsequent SEC filings, including A&P's Quarterly Reports on Form 10-Q for the periods ended June 16, 2007 and September 8, 2007.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

     (d) Exhibits


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23.1   Consent of Independent Registered Public Accounting Firm from
       PricewaterhouseCoopers LLP

23.2   Consent of Independent Auditors from Ernst & Young LLP

99.1 Revised Selected Financial Data; revised Management's Discussion and Analysis of Financial Condition and Results of Operations; and Revised Financial Statements and Supplementary Data for the years ended February 24, 2007, February 25, 2006 and February 26, 2005


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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                        The Great Atlantic & Pacific Tea
                                        Company, Inc.
                                        (Registrant)


October 24, 2007                        By:/s/Allan Richards
                                           -----------------
                                        Name: Allan Richards
                                        Title: Senior Vice President, Human
                                               Resources, Labor Relations, Legal
                                               Services & Secretary


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